UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 18, 2002

                         Commission File Number: 0-23832

                             PSS WORLD MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

          Florida                    0-23832                    59-2280364
       (State or other            (Commission                (IRS Employer
       jurisdiction of            File Number)         Identification No.)
       incorporation)

           4345 Southpoint Boulevard
           Jacksonville, Florida                                32216
           ----------------------------------------------------------
           (Address of principal executive offices)        (Zip Code)

                                 (904) 332-3000
              (Registrant's telephone number, including area code)

 Item 7. Financial Statements and Exhibits.

On November 20, 2002, PSS World Medical, Inc. (the "Seller" or "PSS") filed a current report on Form 8-K to report the sale of its wholly-owned subsidiary, Diagnostic Imaging, Inc. (the "Company") to Imaging Acquisition Corporation (the "Buyer"), a wholly-owned subsidiary of Platinum Equity, LLC, ("Platinum") a private equity firm unaffiliated with the Seller. PSS indicated that it would file certain financial information no later than 15 days after the closing of the transaction. This amendment is filed to provide such required information.

(b) Pro Forma Financial Information.

Unaudited Pro Forma Consolidated Financial Statement Information as of March 29, 2002 and September 27, 2002.

On November 18, 2002, PSS completed the sale of the Company to the Buyer. The sale was completed pursuant to a Stock Purchase Agreement, dated as of October 28, 2002, among the Seller, the Buyer and Platinum (the "Stock Purchase Agreement"), a copy of which was attached as Exhibit 10.1 to the Seller's Current Report on Form 8-K filed on October 30, 2002. Immediately prior to the closing of the transaction, the parties entered into an Amendment of the Stock Purchase Agreement, a copy of which is attached as Exhibit 10.1a to the Seller's Current Report on Form 8-K filed on November 20, 2002.

The purchase price for the transaction under the Stock Purchase Agreement was $45.0 million, of which $34.0 million was received in cash at the closing. An additional $0.5 million was held in escrow and will be released to the Seller upon the satisfaction of certain conditions. The purchase price is subject to further adjustment under the terms of the Stock Purchase Agreement, based on the subsequent determination of the Company's net asset value and net cash as of the closing date.

The unaudited Pro Forma Financial Information is not necessarily indicative of what the financial condition of PSS would have been had the disposition been completed on the date assumed, nor is such information necessarily indicative of the future financial condition or results of operations of PSS.

The unaudited Pro Forma Financial Information should be read in conjunction with the explanatory notes thereto, and the unaudited consolidated financial statements of PSS for the three and six months ended September 27, 2002, included in PSS's quarterly report on Form 10-Q, and the fiscal year ended March 29, 2002, included in PSS's annual report on Form 10-K, both of which were previously filed with the Securities & Exchange Commission.

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

The historical unaudited Consolidated Statements of Operations for the three and six months ended September 27, 2002 and September 28, 2001 included in PSS's September 27, 2002 quarterly report on Form 10-Q fully reflect the results of operations and the classification of the Company as discontinued operations for all periods presented based upon information known as of the filing date of the Form 10-Q. The following unaudited Pro Forma Financial Information reflects actual cash received at closing of $34.0 million. The unaudited Consolidated Pro Forma Balance Sheet Information as of September 27, 2002 and the unaudited Consolidated Pro Forma Statements of Operations Information for the six months ended September 27, 2002 and the fiscal year ended March 29, 2002 follows:


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



                                               PSS WORLD MEDICAL, INC. AND SUBSIDIARIES
                                           CONSOLIDATED PRO FORMA BALANCE SHEET INFORMATION
                                                          SEPTEMBER 27, 2002
                                        (Dollars in Thousands, Except Per Share and Share Data)
                                                              (Unaudited)
                                                                ASSETS

                                                                                               Pro Forma      Pro Forma
                                                                               As reported    Adjustments      Results
                                                                               -----------    -----------     ----------
Current Assets:
   Cash and cash equivalents.............................................        $  33,006   $    34,000      $  67,006
   Accounts receivable, net..............................................          154,804            --        154,804
   Inventories, net......................................................           89,215            --         89,215
   Employee advances.....................................................               58            --             58
   Prepaid expenses and other............................................           26,941            --         26,941
   Assets of discontinued operations.....................................          179,348      (179,348)            --
                                                                               -----------    -----------     ----------
           Total current assets..........................................          483,372      (145,348)       338,024

   Property and equipment, net...........................................           61,998            --         61,998
   Other Assets:
   Goodwill..............................................................           61,283            --         61,283
   Intangibles, net......................................................            5,847            --          5,847
   Employee advances.....................................................              184            --            184
   Deferred tax assets...................................................           42,574            --         42,574
   Other.................................................................           18,754            --         18,754
                                                                               -----------    -----------     ----------
           Total assets..................................................         $674,012     $(145,348)      $528,664
                                                                               ===========    ===========     ==========


                                                 LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
   Accounts payable......................................................         $104,923     $      --       $104,923
   Accrued expenses......................................................           33,081            --         33,081
   Other.................................................................            5,429            --          5,429
   Liabilities of discontinued operations and accrued loss on disposal...          147,068      (145,348)         1,720
                                                                               -----------    -----------     ----------
           Total current liabilities.....................................          290,501      (145,348)       145,153
Long-term debt...........................................................          106,000            --        106,000
Other....................................................................           15,843            --         15,843
                                                                               -----------    -----------     ----------
           Total liabilities.............................................          412,344      (145,348)       266,996
                                                                               -----------    -----------     ----------
Shareholders' Equity:
   Preferred stock, $.01 par value; 1,000,000 shares authorized, no shares
       issued and outstanding............................................               --            --             --
   Common stock, $.01 par value; 150,000,000 shares authorized, 69,958,816
       shares issued and outstanding at September 27, 2002...............              699            --            699
   Additional paid-in capital............................................          339,894            --        339,894
   Accumulated deficit...................................................          (78,925)           --        (78,925)
                                                                               -----------    -----------     ----------
           Total shareholders' equity....................................          261,668            --        261,668
                                                                               -----------    -----------     ----------
           Total liabilities and shareholders' equity....................         $674,012     $(145,348)      $528,664
                                                                               ===========    ===========     ==========

           See accompanying explanatory notes to unaudited consolidated Pro Forma Financial Information.



                                               PSS WORLD MEDICAL, INC. AND SUBSIDIARIES
                                      CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS INFORMATION
                                             FOR THE SIX MONTHS ENDED SEPTEMBER 27, 2002
                                            (Dollars in Thousands, Except Per Share Data)
                                                             (Unaudited)

                                                                     Interest
                                                                    Allocation     Pro Forma        Pro Forma
                                                  As Reported   Reclassification  Adjustments        Results
                                                  -----------   ----------------  -----------      ----------
      Net sales.............................        $575,285          $    --         $   --        $575,285
      Cost of goods sold....................         412,569               --             --         412,569
                                                  -----------   ----------------  -----------      ----------
               Gross profit.................         162,716               --             --         162,716

      General and administrative expenses...         109,322               --             --         109,322
      Selling expenses......................          41,211               --             --          41,211
                                                  -----------   ----------------  -----------      ----------
               Income from operations.......          12,183               --             --          12,183
                                                  -----------   ----------------  -----------      ----------
      Other (expense) income:
            Interest expense................          (4,466)          (1,703)         1,445          (4,724)
            Interest and investment income..             397               --             --             397
            Other income....................             810               --             --             810
                                                  -----------   ----------------  -----------      ----------
                                                      (3,259)          (1,703)         1,445          (3,517)
                                                  -----------   ----------------  -----------      ----------
      Income from continuing operations.....           8,924           (1,703)         1,445           8,666
      Provision for income taxes............           3,327             (662)           562           3,227
                                                  -----------   ----------------  -----------      ----------
      Income from continuing operations
            before extraordinary loss.......           5,597           (1,041)           883           5,439
      Loss from discontinued operations.....         (57,549)           1,041             --         (56,508)
      Extraordinary loss....................            (666)              --             --            (666)
                                                  -----------   ----------------  -----------      ----------
      Net (loss) income ....................        $(52,618)         $    --         $  883        $(51,735)
                                                  ===========   ================  ===========      ==========

      Earnings (loss) per share - Basic:
            Income from continuing
               operations...................          $ 0.08           $(0.01)          $0.01          $ 0.08
            Loss from discontinued
               operations...................           (0.81)            0.01              --           (0.80)
            Extraordinary loss..............           (0.01)              --              --           (0.01)
                                                  -----------   ----------------  -----------      ----------
            Net (loss) income...............          $(0.74)          $   --           $0.01          $(0.73)
                                                  ===========   ================  ===========      ==========

      Earnings (loss) per share - Diluted:
            Income from continuing
               operations...................          $ 0.08           $(0.01)          $0.01          $ 0.08
            Loss from discontinued
               operations...................           (0.80)            0.01              --           (0.79)
            Extraordinary loss..............           (0.01)              --              --           (0.01)
                                                  -----------   ----------------  -----------      ----------
            Net (loss) income...............          $(0.73)          $   --           $0.01          $(0.72)
                                                  ===========   ================  ===========      ==========

      Weighted average shares outstanding:
         Common shares......................          71,092           71,092         71,092          71,092
         Assumed exercise of stock options               861              861            861             861
                                                  -----------   ----------------  -----------      ----------
         Diluted shares outstanding.........          71,953           71,953         71,953          71,953
                                                  ===========   ================  ===========      ==========


           See accompanying explanatory notes to unaudited consolidated Pro Forma Financial Information.




                                               PSS WORLD MEDICAL, INC. AND SUBSIDIARIES
                                      CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS INFORMATION
                                                   FOR THE YEAR ENDED MARCH 29,
                                             2002 (Dollars in Thousands, Except
                                             Per Share Data)
                                                              (Unaudited)


                                                                  Discontinued
                                                                   Operations      Pro Forma      Pro Forma
                                                 As Reported    Reclassification  Adjustments      Results
                                                ------------   -----------------  -----------    -----------

     Net sales.............................      $1,815,771         $(711,625)         $   --    $1,104,146
     Cost of goods sold....................       1,391,866          (592,099)             --       799,767
                                                ------------   -----------------  -----------    -----------
              Gross profit.................         423,905          (119,526)             --       304,379

     General and administrative expenses...         291,526           (86,651)             --       204,875
     Selling expenses......................         109,509           (33,051)             --        76,458
     International business exit charge
           reversal........................            (514)               --              --          (514)
                                                ------------   -----------------  -----------    -----------
              Income from operations.......          23,384               176              --        23,560
                                                ------------   -----------------  -----------    -----------
     Other (expense) income:
           Interest expense................         (12,674)               10           2,890        (9,774)
           Interest and investment income..             674                --              --           674
           Other income....................           2,623              (724)             --         1,899
                                                ------------   -----------------  -----------    -----------
                                                     (9,377)             (714)          2,890        (7,201)
                                                ------------   -----------------  -----------    -----------
     Income from continuing operations.....          14,007              (538)          2,890        16,359
     Provision for income taxes............           5,159              (361)          1,124         5,922
                                                ------------   -----------------  -----------    -----------
     Income from continuing operations.....           8,848              (177)          1,766        10,437
     Loss from discontinued operations.....              --           (89,868)             --       (89,868)
     Cumulative effect of accounting change         (90,045)           90,045              --            --
                                                ------------   -----------------  -----------    -----------
     Net (loss) income.....................      $  (81,197)        $      --          $1,766    $  (79,431)
                                                ============   =================  ===========    ===========

     Earnings (loss) per share - Basic:
           Income from continuing
              operations...................          $ 0.12            $(0.00)          $0.02        $ 0.14
           Loss from discontinued
              operations...................              --             (1.26)             --         (1.26)
           Cumulative effect of accounting
              change.......................           (1.26)             1.26              --            --
                                                ------------   -----------------  -----------    -----------
           Net income (loss)...............          $(1.14)           $   --           $0.02        $(1.12)
                                                ============   =================  ===========    ===========

     Earnings (loss) per share - Diluted:
           Income from continuing
              operations...................          $ 0.12            $(0.00)          $0.02        $ 0.14
           Loss from discontinued
              operations...................              --             (1.25)             --         (1.25)
           Cumulative effect of accounting
              change.......................           (1.25)             1.25              --            --
                                                ------------   -----------------  -----------    -----------
           Net income (loss)...............          $(1.13)           $   --           $0.02        $(1.11)
                                                ============   =================  ===========    ===========

     Weighted average shares outstanding:
        Common shares                                71,184            71,184          71,184        71,184
        Assumed exercise of stock options               769               769             769           769
                                                ------------   -----------------  -----------    -----------
        Diluted shares outstanding.........          71,953            71,953          71,953        71,953
                                                ============   =================  ===========    ===========



           See accompanying explanatory notes to unaudited consolidated Pro Forma Financial Information.

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

                    PSS WORLD MEDICAL, INC. AND SUBSIDIARIES
              EXPLANATORY NOTES TO PRO FORMA FINANCIAL INFORMATION
                                   (Unaudited)


The unaudited Consolidated Pro Forma Balance Sheet Information assumes that the transaction was completed on September 27, 2002.

The unaudited Consolidated Pro Forma Statements of Operations Information for the six months ended September 27, 2002 and fiscal year ended March 29, 2002, assumes a $1.4 million and $2.9 million reduction, respectively, of interest expense due to the pro forma retirement of a portion of the Notes as of the beginning of the period. In addition, the Consolidated Statement of Operations for six months ended September 27, 2002, included in PSS's September 27, 2002 quarterly report on Form 10-Q, included an interest allocation of $1.7 million to discontinued operations in accordance with Emerging Issues Task Force Issue No. 87-24, Allocation of Interest to Discontinued Operations. The unaudited Consolidated Pro Forma Statement of Operations Information for the six months ended September 27, 2002, includes an adjustment to reverse this interest allocation before reflecting the reduction of interest expense resulting from the pro forma retirement of the Notes.

(c) Exhibits.

Exhibit
Number   Description

10.1 Stock Purchase Agreement, dated as of October 28, 2002, among PSS World Medical, Inc., Imaging Acquisition Corporation and Platinum Equity, LLC (incorporated by reference to the Seller's Current Report on Form 8-K filed on October 30, 2002).

10.1a Amendment to Stock Purchase Agreement, dated as of November 18, 2002, among PSS World Medical, Inc., Diagnostic Imaging, Inc., Imaging Acquisition Corporation and Platinum Equity, LLC (incorporated by reference to the Seller's Current Report on Form 8-K filed on November 20, 2002).

99.1 Press Release of PSS World Medical, Inc., dated November 19, 2002 (incorporated by reference to the Seller's Current Report on Form 8-K filed on November 20, 2002).


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




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 3, 2002

                             PSS WORLD MEDICAL, INC.



                             By:             /s/ David M. Bronson
                                 ---------------------------------------

                                  Name:      David M. Bronson
                                  Title:     Senior Vice President and
                                             Chief Financial Officer


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